UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)              April 25, 2006

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

 (Exact name of Registrant as specified in its charter)

       MARYLAND

000-04258

22-1897375

   (State or other jurisdiction

(Commission

 (IRS Employer

     of incorporation)

File Number)           Identification Number)

       3499 Route 9N, Suite 3C, Freehold, NJ

07728

     (Address of principal executive offices)

(Zip Code)

     Registrant's telephone number, including area code         (732) 577-9996

     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 20, 2006, the Board of Directors of Monmouth Real Estate Investment Corporation (the Company) voted to amend the Articles of Incorporation (the articles) to increase the number of authorized shares of common stock from 25,000,0000 shares to 30,000,0000 shares (excess shares remain at 5,000,000).  On April 10, 2006, the Company filed an amendment to the articles with the State of Maryland.   The Company received notice of the acceptance of the amendment by the State of Maryland on April 25, 2006.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits.

(3)

Amended Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Anna T. Chew

ANNA T. CHEW

Chief Financial Officer

     Date       April 25, 2006